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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 20, 2004


                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                          1-14380                           73-1173881
(State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification No.)
 incorporation or organization)
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                   1293 ELDRIDGE PARKWAY, HOUSTON, TEXAS 77077
               (Address of principal executive office) (Zip Code)


                                 (832) 486-4000
              (Registrant's telephone number, including area code)

         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On October 20, 2004, CITGO Petroleum Corporation issued a News Release announcing that it has received the required consents and priced the tender offer in conjunction with its tender offer for its 11-3/8 percent senior notes.
A copy of the News Release is included as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

         99.1 CITGO Petroleum Corporation News Release dated October 20, 2004


                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CITGO PETROLEUM CORPORATION


Date:  October 20, 2004                       /s/       Larry Krieg
                                              ----------------------------------
                                                        Larry Krieg
                                                   Vice President Finance